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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 22, 2016

CLOUDCOMMERCE, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-13215	30-0050402
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	IRS Employer Identification No.)

1933 Cliff Drive, Suite 1 Santa Barbara, CA	93109
(Address of Principal Executive Offices)	(Zip Code)

(805) 964-3313

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

/_/ Written communications pursuant to Rule 425 under the Securities Act

/_/ Soliciting material pursuant to Rule 14a-12 under the Exchange Act

/_/Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

/_/Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01        Entry Into a Material Definitive Agreement.

On June 23, 2016, CloudCommerce, Inc., a Nevada corporation (the "Company"), entered into exchange agreements (the "Exchange Agreements") with holders of an aggregate of $1,802,500 in convertible promissory notes issued by the Company.  Pursuant to the terms of the Exchange Agreements the holders will receive an aggregate of 18,025 shares of the Company's Series B Preferred Stock in exchange for their convertible promissory notes. Pursuant to the Exchange Agreements, each holder agreed that upon receipt of the Series B Preferred Stock, the convertible promissory notes shall be cancelled and deemed fully paid and satisfied.

The foregoing description of the Exchange Agreement is not complete and is qualified in its entirety by reference to the full text of the Exchange Agreement, a form of which is attached hereto as Exhibit 10.1, and is incorporated herein by reference.

 Item 3.02       Unregistered Sales of Equity Securities.

On June 27, 2016, the Company issued an aggregate of 18,025 shares of Series B Preferred Stock pursuant to the terms of the Exchange Agreements which are described in Item 1.01, which are incorporated by reference, in their entirety, into this Item 3.02. Issuance of the Series B Preferred Stock pursuant to the Exchange Agreements was not registered under the Securities Act of 1933, as amended (the "Securities Act"), or the securities laws of any state.  These securities were offered and issued in reliance upon the exemption from registration under the Securities Act, afforded by Section 3(a)(9).

On June 22, 2016, certain holders (the "Holders") of the Company's warrants (the "Warrants") exercised their right to purchase an aggregate of 28,019,037 shares of Common Stock of the Company. The exercise of the Warrants was cashless and resulted in an aggregate of 24,109,404 shares of Common Stock of the Company being issued to the Holders.  The shares issued upon exercise of the Warrants have not been registered under the Securities Act, or the securities laws of any state, and were offered and issued in reliance on the exemption from registration under the Securities Act, afforded by Section 4(a)(2).

Item 5.03        Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 27, 2016, the Company filed a Certificate of Amendment (the "Certificate of Amendment") to its Series B Certificate of Designation (the "Certificate of Designation") with the Secretary of State of the State of Nevada. The Certificate of Amendment increased the number of Series B Preferred Stock authorized in the Certificate of Designation from 20,000 to 25,000 shares. The new total face value of the Series B Preferred Stock is $2,500,000.  The Certificate of Amendment also amended Section 1, titled "Dividends," to allow for the holders of outstanding shares of the Series B Preferred Stock to receive dividends pari passu with the holders of the Company's Common Stock, except upon a liquidation, dissolution and winding up of the Company.

The foregoing description of the Certificate of Amendment is not complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment to the Series B Certificate of Designation
10.1	Form of Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CLOUDCOMMERCE, INC.

Date: June 28, 2016	By:	/s/ Andrew Van Noy
Name: Andrew Van Noy
Title: Chief Executive Officer